                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                            BTU INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            BTU INTERNATIONAL, INC.
                                23 ESQUIRE ROAD
                 NORTH BILLERICA, MASSACHUSETTS 01862-2596, USA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 17, 2002

                            ------------------------

     Notice is hereby given that the Annual Meeting of Stockholders of BTU International, Inc. will be held at the offices of the Company, 23 Esquire Road, North Billerica, Massachusetts, at 10:00 A.M. on Friday, May 17, 2002, for the following purposes:

     1. To elect four directors to serve for the ensuing year.

     2. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 4, 2002 are entitled to notice of and to vote at the meeting.

     If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors

                                          JOHN E. BEARD
                                          Secretary

North Billerica, Massachusetts
April 12, 2002

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 17, 2002
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     The enclosed proxy is solicited on behalf of the Board of Directors of BTU International, Inc. ("BTU" or the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on May 17, 2002 or at any adjournment thereof. The cost of solicitation of proxies will be borne by BTU. Directors, officers and employees of BTU may also solicit proxies by telephone, telegraph or personal interview. BTU will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

     The holders of record of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") at the close of business on April 4, 2002 are entitled to notice and to vote at the Meeting. There were 6,851,987 shares of Common Stock outstanding on that date, each of which is entitled to one vote on each matter to come before the Meeting.

     Shares of Common Stock represented by proxies in the form enclosed, if properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted to fix the number of directors at four and for the election as directors of the nominees named below. To be voted, proxies must be filed with the Secretary prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation with the Secretary.

     The holders of a majority of the issued and outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Meeting. Directors shall be elected by a plurality of the votes cast at the meeting for the election of directors. The person designated as the election inspector will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the brokers or nominee do not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for the purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

     The Annual Report on Form 10K for BTU's fiscal year ended December 31, 2001 has been mailed with this proxy statement. This proxy statement and the enclosed proxy were mailed to stockholders on the same date as the date of the Notice of Annual Meeting of Stockholders. The principal executive offices of BTU are located at 23 Esquire Road, North Billerica, Massachusetts 01862-2596.

                             ELECTION OF DIRECTORS

     The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned and not revoked to fix the number of directors at four and in favor of the election as directors of the four nominees named below, all of whom are now directors of BTU, unless authority to vote for the election of any or all of such nominees is withheld by marking the proxy to that effect.

     The persons elected as directors will serve until the next Annual Meeting of Stockholders and until their successors are elected and shall qualify. It is expected that each of the nominees will be able to serve, but if any nominee is unable to serve, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees or to fix the number of directors at a lesser number.

                                                      BUSINESS EXPERIENCES AND                  DIRECTOR
NAME                                                   CURRENT DIRECTORSHIPS              AGE    SINCE
----                                                  ------------------------            ---   --------
Paul J. van der Wansem....................  President, Chief Executive Officer and        62      1979
                                            Chairman of the Board of Directors of the
                                            Company.
David A.B. Brown..........................  Director of the Company; President of The     58      1989
                                            Windsor Group, Inc., a management consulting
                                            firm of which he is co-founder; Director,
                                            EMCOR Group, Inc., an electrical and
                                            mechanical engineering company; Director,
                                            Pride International Inc., an owner and
                                            operator of offshore drilling rigs.
                                            Director, Technical Communications Corp., a
                                            manufacturer and marketer of encryption
                                            equipment. Director of NS Group, Inc. a
                                            manufacturer and marketer of pipe for the
                                            oil and gas industry.(1)(2)
J. Chuan Chu..............................  Director of the Company; Chairman of          82      1991
                                            Columbia International Corporation, an
                                            engineering firm; Senior Advisor, Office of
                                            the President of SRI International, an
                                            international consulting firm; Director,
                                            Interproject Corp., an international
                                            construction and trading company; Senior
                                            Research Professor, Development Research
                                            Center, State Council, China(1)(2)
Joseph F. Wrinn...........................  Director of the Company; Vice President,      48      1999
                                            Platform Engineering Manager, Semiconductor
                                            Test Division of Teradyne, Inc.(1)(2)

---------------
(1) Member of Audit Committee

(2) Member of Stock Option and Compensation Committee.

     During 2001, the Board of Directors held six meetings. Mr. Van der Wansem, Mr. Brown and Dr. Chu attended 100% of the Board and relevant committee meetings during 2001; and Mr. Wrinn attended 83% of the Board and relevant committee meetings during 2001. Each director who is not an officer or employee of the Company receives an annual retainer. For 2001, the annual retainer for directors was $10,000 paid semi-annually, of which the directors are permitted to elect to take up to one-half in the form of stock options. The number of shares subject to options granted pursuant to any such election by a director is equal to twice the number of shares determined by dividing the cash amount by the fair market value of the common stock on the date of the award. The exercise price of such options is equal to the fair market value of the common stock on the date of the award. The options become exercisable on the first anniversary of the date of grant and expire either three years after the date of grant, for those options issued in April 2001, or five years, for those options issued in October 2001. Under this program, on April 1, 2001, Mr. Brown, Dr. Chu and Mr. Wrinn each elected to receive an option to purchase 1,000 shares of common stock at an exercise price of $5.00 per share. On October 1, 2001 Mr. Brown, Dr. Chu and Mr. Wrinn each elected to receive options to purchase 1,603 shares of common stock at an exercise price of $3.12 per share. In addition, each non-employee director receives $750 for each Board meeting attended and $500 for each committee meeting attended independent of a Board meeting.

     During 2001, the Company paid $15,000 in consulting fees to a company of which Dr. Chu is the chairman.

     Under the Company's 1998 Stock Option Plan for Non-Employee Directors, on June 1, 2001 Mr. Brown, Dr. Chu and Mr. Wrinn each received an option to purchase 1,000 shares of BTU Common Stock with an exercise price equal to the fair market value of the stock on that date ($6.01 per share). These options become exercisable with respect to one-fourth of the shares on each of the first four anniversaries of the date of grant, and expire seven years from the date of grant.

     The Audit Committee in 2001 was comprised of David A.B. Brown (Chairman),
J. Chuan Chu and Joseph F. Wrinn, who are not employees of the Company and may be considered to be independent directors. The Committee held two meetings during 2001. The Committee recommends to the Board of Directors the independent public accountants to be engaged by the Company; reviews with the independent public accountants and management the Company's internal accounting procedures and controls; and reviews with the independent public accountants the scope and results of the auditing engagement.

     The Stock Option and Compensation Committee was comprised in 2001 of David A.B. Brown (Chairman), J. Chuan Chu and Joseph F. Wrinn. The Committee administers the Company's stock option and compensation plans and provides recommendations to the Board of Directors regarding compensation matters. The Committee held one meeting during 2001.

     The Company has no nominating committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, its officers and any persons holding more than ten percent of the Company's Common Stock are required to report to the Securities and Exchange Commission their holdings of and transactions in the Common Stock of the Company. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure during 2001 to file by these dates. The Company's directors, officers and ten percent holders satisfied all of these filing requirements for 2001. In making these statements, the Company has relied on the written representations of its directors, officers and ten percent holders and copies of the reports that they have filed with the Commission and the Company.

BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth certain information regarding beneficial ownership as of March 28, 2002 of the Company's Common Stock (i) by each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) by each of the Company's directors and nominees, (iii) by each executive officer of the Company and (iv) by all directors and executive officers of the Company as a group.

                                                                   COMMON STOCK
                                                               BENEFICIALLY OWNED(1)
                                                              -----------------------
                                                              NUMBER OF    PERCENT OF
                                                               SHARES        CLASS
                                                              ---------    ----------
DIRECTORS AND EXECUTIVE OFFICERS
Paul J van der Wansem(2)....................................  1,786,123       24.7%
David A.B. Brown(3).........................................     11,200          *
J. Chuan Chu(3).............................................     10,190          *
Joseph F. Wrinn(3)..........................................      6,033          *
Thomas P. Kealy(4)..........................................     31,680          *
James M. Griffin(4).........................................     26,500          *
All directors and executive officers as a group (6
  persons)(5)...............................................  1,871,726       25.8%

                                                                   COMMON STOCK
                                                               BENEFICIALLY OWNED(1)
                                                              -----------------------
                                                              NUMBER OF    PERCENT OF
                                                               SHARES        CLASS
                                                              ---------    ----------
5% BENEFICIAL OWNERS
FMR Corp.(6)
  82 Devonshire Street
  Boston, MA 02109..........................................    691,600        9.6%

Dimensional Fund Advisors Inc.(7)
  1299 Ocean Avenue
  Santa Monica, CA 90401....................................    534,400        7.4%

---------------
* Less than one percent

(1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him or it.

(2) Includes: (i) 100,000 shares of Common Stock held by trusts, of which Mr. van der Wansem is a trustee, for the benefit of certain members of Mr. van der Wansem's family (Mr. van der Wansem disclaims beneficial ownership in the shares held in these trusts); (ii) 12,223 shares held in a family limited partnership, in which Mr. van der Wansem is a general partner and a limited partner; (iii) 86,050 shares held by Mrs. van der Wansem, of which Mr. van der Wansem disclaims beneficial ownership; and (iv) 115,350 shares for Mr. van der Wansem represented by options exercisable within 60 days of the record date.

(3) Includes 8,007 shares for Mr. Brown, 4,783 for Dr. Chu and 5,033 for Mr. Wrinn represented by options exercisable within 60 days of the record date.

(4) Includes 18,650 shares for Mr. Kealy and 26,500 for Mr. Griffin represented by options exercisable within 60 days of the record date.

(5) Includes 178,323 shares represented by options, which are exercisable within 60 days of the record date.

(6) According to information filed on January 10, 2002 with the Securities and Exchange Commission in a report on Schedule 13G, each of Edward C. Johnson 3d, Abigail P. Johnson, FMR Corp., through its wholly owned subsidiary Fidelity Management & Research Company ("Fidelity"), and the Fidelity Low-Priced Stock Fund ("the Fund") has sole power to dispose of the 691,600 shares owned by the Fund. Fidelity carries out voting of the shares under written guidelines established by the Fund's Board of Trustees.

(7) According to information filed on February 12, 2002 with the Securities and Exchange Commission in a report on Schedule 13G, Dimensional Fund Advisors Inc. ("Dimensional") has sole power to dispose of the 534,400 shares owned by registered investment companies, commingled group trusts and separate accounts. Dimensional carries out voting of the shares under written guidelines established by Dimensional's Board of Directors.

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to compensation paid to or accrued on behalf of the persons who on December 31, 2001 were the chief executive officer and the two other most highly paid executive officers of the Company (the "Named Executive Officers"), for services to the Company for the years 1999, 2000 and 2001.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                    ANNUAL             AWARDS
                                                 COMPENSATION        SECURITIES
                                             --------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)(1)
---------------------------           ----   ---------   --------   ------------   ------------------
Paul J. van der Wansem..............  2001    273,726          0       48,700            44,981
  Chairman and                        2000    288,077    212,400       45,000            40,488
  Chief Executive Officer             1999    273,848    222,752       45,000            36,653

Thomas P. Kealy.....................  2001    106,865          0       10,900             2,672
  Vice President, Corporate
     Controller                       2000    111,312     34,050        7,000             2,475
  and Chief Accounting Officer        1999    105,597     35,775        5,000             2,112

James M. Griffin(2).................  2001    138,720          0       16,000             3,000
  Vice President of Sales --          2000    153,645     28,800       42,000             1,469
  Americas                            1999    113,175      1,765        8,000             1,469

(1) Consists of Company contributions to individual 401(k) plans and, in the case of Mr. van der Wansem, payment for life insurance.

(2) Salary includes commission compensation, which is variable, based on sales.

                             OPTION GRANTS IN 2001

     The following table sets forth information with respect to options granted to the Named Executive Officers during 2001.

                                                 INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                                 --------------------------------------------------     VALUE AT ASSUMED
                                 NUMBER OF                                            ANNUAL RATES OF STOCK
                                 SECURITIES    % OF TOTAL                              PRICE APPRECIATION
                                 UNDERLYING    GRANTED TO    EXERCISE                    FOR OPTION TERM
                                  OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
                                  GRANTED     FISCAL YEAR    ($/SHARE)      DATE       5% ($)      10% ($)
                                 ----------   ------------   ---------   ----------   ---------   ---------
Paul J. van der Wansem.........    45,000         14.1%        $3.10      10/05/06     $38,541     $85,166
                                    3,700          1.2%        $3.10      10/05/04     $ 1,808     $ 3,797
Thomas P. Kealy................     9,000          2.8%        $3.10      10/05/06     $ 7,708     $17,033
                                    1,900          0.6%        $3.10      10/05/04     $   928     $ 1,950
James M. Griffin...............    15,000          4.7%        $3.10      10/05/06     $12,847     $28,389
                                    1,000          0.3%        $3.10      10/05/04     $   489     $ 1,026

     The table below sets forth information with respect to the exercise of options during 2001 and the aggregate value on December 31, 2001 of options held by the Named Executive Officers.

                         AGGREGATED OPTION EXERCISES IN
                    LAST FISCAL YEAR AND FY-END OPTION VALUE

                                                                      NUMBER OF               (1)
                                                                     SECURITIES            VALUE OF
                                                                     UNDERLYING           UNEXERCISED
                                                                     UNEXERCISED         IN-THE-MONEY
                                     SHARES                          OPTIONS AT           OPTIONS AT
                                   ACQUIRED ON                    DECEMBER 31, 2001    DECEMBER 31, 2001
                                    EXERCISE         VALUE          EXERCISABLE/         EXERCISABLE/
NAME                                   (#)        REALIZED($)     UNEXERCISABLE(#)     UNEXERCISABLE($)
----                               -----------    ------------    -----------------    -----------------
Paul J. van der Wansem...........       0              0           115,350/125,350       119,544/90,274
Thomas P. Kealy..................       0              0            18,650/ 20,350        21,096/16,434
James M. Griffin.................       0              0            18,500/ 52,100         5,860/20,944

---------------
(1) Value is based on the closing sales price of the Company's Common Stock on December 31, 2001, the last trading day of 2001 ($4.34), less the applicable option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Brown, Chu, and Wrinn, none of whom is or was an executive officer of the Company during 2001, served on the Compensation Committee.

STOCK OPTION REPRICING

     The following table sets forth information concerning the repricing of stock options, which occurred on September 29, 1998. This repricing was offered to all employees, with a new four year vesting schedule and five-year expiration for all repriced options. The table below sets forth information regarding repriced options held by the Named Executive Officers.

                             STOCK OPTION REPRICING

                                             NUMBER OF
                                             SECURITIES   MARKET PRICE   EXERCISE                LENGTH
                                             UNDERLYING   OF STOCK AT    PRICE AT      NEW      OF TERM
                                  DATE OF     OPTIONS       TIME OF       TIME OF    EXERCISE   REPRICED
NAME AND POSITION                REPRICING    REPRICED     REPRICING     REPRICING    PRICE     OPTIONS
-----------------                ---------   ----------   ------------   ---------   --------   --------
Paul J. van der Wansem.........   9/29/98      12,000        $2.875      $4.88125     $2.875    5 Years
  President and                   9/29/98      50,000        $2.875      $3.75000     $2.875    5 Years
  Chief Executive Officer         9/29/98      40,000        $2.875      $4.31250     $2.875    5 Years
Thomas P. Kealy................   9/29/98       5,000        $2.875      $4.43750     $2.875    5 Years
  Vice President                  9/29/98       8,000        $2.875      $3.75000     $2.875    5 Years
  Corporate Controller            9/29/98       5,000        $2.875      $4.31250     $2.875    5 Years
  Chief Accounting Officer
James M. Griffin...............   9/29/98       2,500        $2.875      $4.43750     $2.875    5 Years
  Vice President of               9/29/98       3,000        $2.875      $3.75000     $2.875    5 Years
  Sales -- Americas               9/29/98       2,500        $2.875      $4.31250     $2.875    5 Years

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee has submitted the following report:

     In February 2001 the Compensation Committee, in connection with a meeting of the Board of Directors approved the continuation of the Management Incentive Compensation Plan that was adopted in 1996. This plan provides for the payment to executives of the Company a cash bonus based on attaining certain goals.

These goals are based both on an earnings per share target and on the accomplishment of specific organizational goals.

     Operating performance in 2001 resulted in no bonus earnings pursuant to the Management Incentive Compensation Plan. (See Summary Compensation Table for actual amounts earned)

     The Company has an Incentive Profit Sharing Plan for all eligible employees. The persons included in the Management Incentive Compensation Plan are eligible to participate in the Company-wide profit sharing plan, but any earnings they derive from this plan during the year are deducted from their bonuses earned under the Management Incentive Compensation Plan.

     Due to the significant downturn in the Company's markets during 2001, an across the board cost reduction program was implemented. Part of this cost reduction program was a reduction of 10% in the base salary of most key executives of the Company.

     In September 2001 the Compensation Committee approved the issuance of stock options to all employees, including executive officers. (See Option Grants in 2001 for actual grants to executive officers)

                                          David A.B. Brown, Chairman
                                          J. Chuan Chu
                                          Joseph F. Wrinn

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee held two meetings during 2001. The Audit Committee recommends to the Board of Directors the independent public accountants to be engaged by the Company; reviews with such auditors and management the Company's internal accounting procedures and controls; and reviews with such auditors the audit scope and results of their audit of the consolidated financial statements of the Company. The Audit Committee adopted its committee charter in April 2001, a copy of which was filed as part of the 2001 Proxy Statement.

     The Audit Committee has reviewed and discussed BTU International, Inc. audited consolidated balance sheets as of December 31, 2001 and 2000 and the related consolidated statements of operations, comprehensive income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2001 with BTU International, Inc.'s management. The Audit Committee has discussed with Arthur Andersen LLP, BTU International Inc.'s independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61 (concerning the accounting methods used in the financial statements).

     The Audit Committee has also review with Arthur Andersen LLP the Independent Standards Board No.1 concerning the matters that may affect the accountant's independence and has discussed with Arthur Andersen LLP their independence. Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in BTU International Inc.'s Form 10K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     The Board of Directors, upon recommendation of the Audit Committee, selected Arthur Andersen LLP as independent auditors of the Company for the year ending December 31, 2001. The Audit Committee has not yet formally recommended an independent auditor for the year ending December 31, 2002. We expect that representatives of Arthur Andersen LLP will be present at the annual meeting.

     The following table describes the fees that Arthur Andersen LLP billed to the Company for the fiscal year ended December 31, 2001. The Audit Committee of the Board of Directors has considered the effect, if any, that non-audit services provided by Arthur Andersen LLP have or might have on the continued independence of Arthur Andersen LLP.

            FINANCIAL SYSTEMS DESIGN AND
AUDIT FEES      IMPLEMENTATION FEES        TAX FEES   OTHER FEES   TOTAL FEES
----------  ----------------------------   --------   ----------   ----------
 $99,500              $      0             $79,020      $9,000      $187,520

                                          David A.B. Brown, Chairman
                                          J. Chuan Chu
                                          Joseph F. Wrinn

COMPARATIVE STOCK PERFORMANCE

     The following graph shows the cumulative total return on BTU Common Stock since December 31, 1996 compared to the Standard & Poors 500 Index and the Standard & Poors Technology Sector Index. Historical stock price performance is not necessarily indicative of future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG BTU INTERNATIONAL, INC., THE S&P 500 INDEX
                      AND THE S&P TECHNOLOGY SECTOR INDEX
[PERFORMANCE LINE GRAPH]

                                                   BTU INTERNATIONAL,                                       S & P TECHNOLOGY
                                                          INC.                      S & P 500                    SECTOR
                                                   ------------------               ---------               ----------------
Dec 96                                                   100.00                      100.00                      100.00
Dec 97                                                   172.92                      133.36                      126.09
Dec 98                                                   100.00                      171.47                      218.11
Dec 99                                                   191.67                      207.56                      381.99
Dec 00                                                   254.17                      188.66                      229.38
Dec 01                                                   144.67                      166.24                      174.89

* $100 INVESTED ON 12/31/96 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

AUDIT MATTERS

     Arthur Andersen LLP has examined the financial statements of the Company for the year ended December 31, 2001. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 2003 must be received by the Company no later than December 17, 2002.

OTHER BUSINESS

     The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Annual Meeting of Stockholders. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

FORM 10-K

     A COPY OF BTU'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED TO YOU CONCURRENTLY WITH THIS PROXY STATEMENT.

                                  DETACH HERE


                                     PROXY

                   ANNUAL MEETING OF BTU INTERNATIONAL, INC.

                                  MAY 17, 2002


     The undersigned hereby constitutes and appoints Paul J. van der Wansem and Thomas P. Kealy, or either of them with full power of substitution to each, proxies to vote and act at the Annual Meeting of Stockholders on May 17, 2002 at 10:00 a.m., and at any adjournments thereof, upon and with respect to the number of shares of Common Stock of the company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR of all nominees for director and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournment thereof.

-----------                                                          -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

BTU INTERNATIONAL, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940










                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


PLEASE DO NOT FOLD THIS PROXY.

1. To fix the number of Directors for the ensuing year at (4) and to elect the following (4) Directors.

    NOMINEES:  (01) Paul J. van der Wansem, (02) David A. B. Brown
               (03) J. Chuan Chu, and (04) Joseph F. Wrinn


              FOR      [ ]              [ ]   WITHHELD
              ALL                             FROM ALL
            NOMINEES                          NOMINEES


     [ ]_________________________________________
        For all nominees except as noted above



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]

Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee, or guardian, please sign your full title as such. Each joint owner should sign.


Signature:________________ Date:_______  Signature:________________ Date:_______